SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 2, 2006

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO  83712

(Address of principal executive offices, including zip code)

208 / 386-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On March 2, 2006, Washington Group International, Inc. issued a news release announcing its financial results for the fourth quarter and year end of 2005.  A copy of this news release is furnished herewith as Exhibit 99.1.

Item 8.01               Other Events.

                The news release referenced above also announced that on March 1, 2006, the Board of Directors authorized the company to spend up to an additional $25 million to purchase its own common stock.

                This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Change Act, except as shall be expressly set forth by specific reference to this Form 8-k in such a filing.

Item 9.01.              Financial Statements and Exhibits.

                (c) Exhibits.

Exhibit No.

Description

99.1	Press Release issued by Washington Group International, Inc., on March 2, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

By:	/s/ Craig G. Taylor
Name:	Craig G. Taylor
Title:	Corporate Secretary

Dated:  March 3, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Washington Group International, Inc. news release, dated March 2, 2006.